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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2019
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-494-2755 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-494-2755. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 20, 2019

Dear Fellow Shareholders of the Conestoga Funds,

Equity markets experienced a roller coaster ride over the first six months of the Funds’ fiscal year, declining sharply in the fourth quarter of 2018 before recovering strongly in the first quarter of 2019. Worries over the direction of interest rates and a potential slowing of the economy pulled markets lower in the last few months of 2018. These concerns were eased in the first quarter after the Federal Reserve changed course, announcing that further interest rate increases would be on hold as global growth and inflation remain muted.

The SMid Cap Fund celebrated its five-year anniversary in January 2019 and is approaching $100 million in net assets. The SMid Cap Fund was included on Morningstar’s U.S. Prospects List, which Morningstar describes as “a list of up-and-coming or under-the-radar investment strategies that Morningstar Manager Research thinks might be worthy of full coverage someday.” We remain optimistic in the long-term outlook for the SMid Cap Fund.

The Conestoga Funds Board of Trustees lost a dear friend and advisor with the unexpected passing of John G. O’Brien, an Independent Trustee since 2014. John’s expertise as an investment professional was appreciated by all his fellow Trustees and the management team of Conestoga Capital Advisors LLC. His insightful suggestions and considered guidance, as well as his humor and friendship, will be sorely missed.

Conestoga Capital Advisors has provided a thorough review of the Funds’ performance over the semi-annual period ended March 31, 2019 in the pages that follow, as well as an update on their business. We thank you for your investment in the Conestoga Funds, it is greatly appreciated.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

May 20, 2019

Dear Fellow Shareholders,

The Conestoga Funds’ 2019 fiscal year began with a sharp sell-off in equities during the fourth quarter of 2018. As we discussed in the Funds’ Annual Report, the downturn appeared to be triggered by a combination of concerns: above average equity valuations, expectations of tighter Federal Reserve policies, potentially increased tariffs, weaker economic growth outside the U.S., and rising labor costs. We believe that the increased role of algorithmic trading may also have contributed to market volatility. After troughing on Christmas Eve 2018, U.S. equity markets celebrated the new year with a strong rally in the first quarter of 2019, recovering much of the losses experienced in the fourth quarter of 2018.

Economic growth reported during the six months ended March 31, 2019 reflected a U.S. economy that has cooled modestly but appears healthier than Europe, Asia, and emerging markets. The Federal Reserve changed course in early 2019, announcing that further rate increases would be on hold as global growth and inflation remain muted. This likely played some role in the stronger performance of growth stocks over value stocks in the first quarter of 2019. Investors clearly favored companies with stronger earnings prospects to counter a softer economic environment, and Technology – the flagship sector for Growth – generated excellent results. In contrast, Financials – the largest sector among the value indices – weakened as banks and other financial services companies saw their outlooks weaken as the yield curve flattened.

We observed that investors’ preference in companies has shifted in 2019, and those characteristics which were in favor in 2018 detracted from relative returns in the first quarter of 2019. Specifically, we noted that in the first quarter of 2019, the market favored less profitable and more indebted companies, as well as those with higher earnings variability.

Returns for both Funds for the periods through March 31, 2019 are below:

	1Q 2019	Six Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	12.87%	-8.43%	11.12%	19.89%	11.93%	17.41%	12.27%
Russell 2000 Growth Index	17.14%	-8.56%	3.85%	14.87%	8.41%	16.52%	11.27%
Russell 2000 Index	14.58%	-8.22%	2.05%	12.92%	7.05%	15.36%	10.53%

	1Q 2019	Six Months	1 Year	3 Years*	5 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	16.49%	-6.63%	10.99%	20.98%	10.63%	9.23%
Russell 2500 Growth Index	18.99%	-5.59%	7.54%	15.60%	9.72%	9.29%
Russell 2500 Index	15.82%	-4.90%	4.48%	12.56%	7.79%	7.80%

*	Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW

For the six months ended March 31, 2019, the Conestoga Small Cap Fund (Investors Class Shares) performed roughly in line with its benchmarks. The Small Cap Fund declined -8.43% versus the Russell 2000 Growth Index loss of -8.56% and the Russell 2000 Index decline of -8.22%. The Small Cap Fund outperformed modestly during the market’s decline in the fourth quarter of 2018 and lagged the benchmarks during the rally in the first quarter of 2019. Sector allocations added to relative returns while stock selection effects detracted from relative returns.

Stock selection proved most challenging within the Consumer Discretionary sector, where long-time holding Stamps.com Inc. (STMP) fell sharply in the first quarter after announcing they were ending their exclusive relationship with the U.S. Postal Service for certain segments of their business. Earnings at STMP will be reduced nearly 50%, and the stock price fell in unison. Conestoga, like other market participants, was very surprised by STMP’s sudden change in strategy and, after additional due diligence including several conference calls with management, we removed STMP from the Small Cap Fund (and the SMid Cap Fund). Both SiteOne Landscape Supply Inc. (SITE) and Sotheby’s (BID), also in the Consumer Discretionary sector, reported weaker-than-expected results over the period and detracted from returns.

Within Health Care, the Small Cap Fund’s position in Ligand Pharmaceuticals Inc. (LGND) experienced a significant decline despite reporting earnings and future guidance that met or beat expectations. LGND was the target of several short reports, which cited their drug Promacta’s future patent expiration and concerns that potential milestone payments are overestimated. Late in the first quarter of 2019, LGND monetized their Promacta asset for an attractive valuation later in the quarter, but shares have yet to bounce back. Also in Health Care, Cantel Medical Corp. (CMD) reported disappointing fiscal 2Q results with both revenue and earnings per share falling short of expectations. This resulted in guidance being revised notably lower for the year, driven by weakness in the Life Sciences division. CMD also announced that George Fotiades, long time Vice Chairman of the Board, would assume the CEO responsibilities from Jorgen Hansen. George has an impressive healthcare background and, in our conversations with him, we have been impressed with his vision to reaccelerate growth at CMD.

Stock selection was strongest in the Producer Durables sector, led by one of the Small Cap Fund’s newer positions, Paylocity Holdings Corp. (PCTY). PCTY is cloud-based provider of payroll and human capital management software solutions to over 16,000 clients that typically have between 20 and 1,000 employees (Conestoga uses PCTY for our own payroll processing). The 4Q market volatility caused a decline in PCTY which we believe provided an attractive entry point for a stock we have been monitoring for some time. We think PCTY has an attractive business model featuring recurring revenue and margin expansion opportunity.

The Small Cap Fund added four new companies to the Fund while removing four companies from the Fund over the twelve months ended March 31, 2019. We adjusted a number of positions within the portfolio, adding to twelve existing companies while trimming ten companies. The Small Cap Fund’s turnover ratio for the fiscal year was under 10% - bear in mind that this calculation is impacted (lowered) by the significant increase in assets over the period.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) declined -6.63% over the six months ended March 31, 2019. This underperformed the Russell 2500 Growth Index decline of -5.59% over the same period. The SMid Cap Fund declined roughly the same as the benchmark during the fourth quarter 2018 sell-off and trailed the benchmark in the first quarter 2019 rally. Stock selection effects were negative while sector allocation effects only added modestly to relative returns.

The Fund experienced negative stock selection effects primarily in the Consumer Discretionary, Health Care and Technology sectors. Within Consumer Discretionary and as above in the Small Cap Fund, Stamps.com Inc. (STMP) was the most significant detractor from relative return. STMP’s surprise announcement of the termination of their exclusive relationship with the U.S. Postal Service for certain segments of their business caused a sharp decline in the stock. STMP was removed from the SMid Cap Fund following a review of the company and discussions with STMP management and others. SiteOne Landscape Supply Inc. (SITE) and Vail Resorts Inc. (MTN) also generated negative stock selection effects as the companies reported weaker-than-expected results and/or forward guidance.

In the Health Care sector, Ligand Pharmaceuticals Inc. (LGND), along with Align Technology Inc. (ALGN), Cantel Medical Corp. (CMD), and Neogen Corporations (NEOG), declined during the quarter. LGND was dragged lower by short-seller reports and concerns over the expiration of the patent on a key drug, Promacta. ALGN fell after the company provided forward guidance that was lower-than-expected due to pricing pressures for its Invisalign ™ teeth-straightening products. CMD and NEOG also fell on weaker-than-expected results.

Bottomline Technologies Inc. (EPAY) and Blackbaud Inc. (BLKB) detracted from return in the Technology sector. EPAY is typically considered a financial technology and payments processing company, and the excitement around this segment lifted valuations over the past few years. This reversed course during the fourth quarter 2018 market decline, and EPAY also suffered from lower-than-expected guidance. Similarly, BLKB announced softer forward guidance for the year ahead, which we found to be a disappointing trend in this long-time holding. Partially offsetting the difficult performance of EPAY and BLKB was a newer holding within the SMid Cap Fund, Plurasight Inc. (PS). This company delivers training and education services delivered via subscription-based software. We purchased the stock in mid-November 2018 following a near 50% decline from its September high in an effort to take advantage of market volatility during the fourth quarter.

CoStar Group Inc. (CSGP) and Copart Inc. (CPRT) generated positive selection for the Producer Durables sector. Originally purchased into the Small Cap Fund in 2008, CSGP “graduated” to the SMid Cap Fund in 2014. CSGP provides information technology services to the commercial and multi-family real estate industries. CSGP announced revenues and earnings that were modestly above expectations and raised guidance for 2019 results. CPRT is an automobile auction and reseller company that has generated revenue and earnings growth in excess of estimates over the past several quarters.

We have added four new positions to the SMid Cap Fund in the first six months of the Funds’ fiscal year, while removing six positions in their entirety. As of March 31, 2019, there were twenty-six stocks held in both the SMid Cap Fund and Small Cap Fund, representing roughly 50% of the assets SMid Cap Fund.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

Conestoga’s total assets under management were over $4.2 billion as of March 31, 2019. Small Cap Growth assets under management were $4.0 billion, which includes the assets of the Conestoga Small Cap Fund plus institutional and high net worth separate accounts. The Conestoga Small Cap Fund remains in soft-close, allowing additional investment from existing shareholders and advisors.

Conestoga’s SMid Cap Growth assets under management were $171.6 million as of March 31, 2019. The Conestoga SMid Cap Fund celebrated its five-year anniversary on January 21, 2019 and ended the quarter with $93.3 million in net assets. The SMid Cap Fund received net inflows of $15 million in the six months ended March 31, 2019, and we are optimistic that the SMid Cap Fund will surpass the $100 million level of assets in the near-term.

On behalf of all the members of Conestoga Capital Advisors, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	3 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	11.33%	20.13%	14.87%
Russell 2000® Growth Index	3.85%	14.87%	9.61%
Russell 2000® Index	2.05%	12.92%	8.16%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.”

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	11.12%	19.89%	11.93%	17.41%	10.78%	12.27%
Russell 2000® Growth Index	3.85%	14.87%	8.41%	16.52%	8.71%	11.27%
Russell 2000® Index	2.05%	12.92%	7.05%	15.36%	8.04%	10.53%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.”

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	3 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	11.32%	21.30%	14.58%
Russell 2500® Growth Index	7.54%	15.60%	11.18%
Russell 2500® Index	4.48%	12.56%	9.26%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Growth Index measures the performance of the small-to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	10.99%	20.98%	10.63%	9.23%
Russell 2500® Growth Index	7.54%	15.60%	9.72%	9.29%
Russell 2500® Index	4.48%	12.56%	7.79%	7.80%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Growth Index measures the performance of the small-to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2019 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Exponent, Inc.	3.7%
Descartes Systems Group, Inc. (The)	3.4%
Omnicell, Inc.	3.4%
Fox Factory Holding Corporation	3.1%
Mesa Laboratories, Inc.	2.8%
PROS Holdings, Inc.	2.8%
Simpson Manufacturing Company, Inc.	2.7%
Repligen Corporation	2.6%
Bottomline Technologies (de), Inc.	2.6%
MGP Ingredients, Inc.	2.5%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2019 (Unaudited)
COMMON STOCKS — 95.2%	Shares	Value
Consumer Discretionary — 10.6%
Auto Parts — 2.0%
Dorman Products, Inc. (a)	546,724	$48,160,917

Consumer Services: Miscellaneous — 1.6%
Sotheby's (a)	1,054,080	39,791,520

Education Services — 2.4%
Grand Canyon Education, Inc. (a)	516,125	59,101,474

Leisure Time — 3.1%
Fox Factory Holding Corporation (a)	1,086,808	75,957,011

Specialty Retail — 1.5%
SiteOne Landscape Supply, Inc. (a)	646,225	36,931,759

Consumer Staples — 4.9%
Beverage: Brewers and Distillers — 2.5%
MGP Ingredients, Inc.	801,134	61,807,488

Foods — 1.1%
Chefs' Warehouse, Inc. (The) (a)	855,329	26,557,965

Personal Care — 1.3%
WD-40 Company	178,313	30,213,355

Energy — 0.7%
Oil: Crude Producers — 0.7%
Matador Resources Company (a)	868,381	16,785,805

Financial Services — 1.7%
Asset Management & Custodian — 0.4%
Westwood Holdings Group, Inc.	280,502	9,893,306

Real Estate Holding and Development — 1.3%
FirstService Corporation	342,435	30,593,143

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Health Care — 18.3%
Biotechnology — 4.8%
Ligand Pharmaceuticals, Inc. (a)	410,325	$51,581,956
Repligen Corporation (a)	1,093,050	64,577,394
		116,159,350
Health Care Management Services — 0.6%
National Research Corporation	409,949	15,824,031

Health Care Services — 5.1%
Medidata Solutions, Inc. (a)	573,950	42,036,098
Omnicell, Inc. (a)	1,020,050	82,460,842
		124,496,940
Medical and Dental Instruments & Supplies — 7.8%
Bio-Techne Corporation	202,200	40,146,810
Cantel Medical Corporation	821,700	54,963,513
LeMaitre Vascular, Inc. (b)	1,164,274	36,092,494
Neogen Corporation (a)	1,025,966	58,880,189
		190,083,006
Materials & Processing — 8.7%
Building Materials — 4.6%
Simpson Manufacturing Company, Inc.	1,104,925	65,488,905
Trex Company, Inc. (a)	780,150	47,994,828
		113,483,733
Building: Climate Control — 2.1%
AAON, Inc.	1,097,725	50,692,940

Chemicals: Specialty — 2.0%
Balchem Corporation	531,225	49,297,680

Producer Durables — 20.7%
Aerospace — 1.1%
Axon Enterprise, Inc. (a)	518,250	28,197,983

Back Office Support, HR & Consulting — 1.9%
WageWorks, Inc. (a)	1,210,543	45,710,104

Engineering & Contracting Services — 3.7%
Exponent, Inc.	1,561,300	90,118,236

Environmental, Maintenance & Security Services — 1.1%
Healthcare Services Group, Inc.	787,900	25,992,821

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Producer Durables — 20.7% (Continued)
Machinery: Construction and Handling — 2.0%
Douglas Dynamics, Inc. (b)	1,259,460	$47,947,642

Machinery: Industrial — 4.0%
EVI Industries, Inc.	347,522	13,251,014
John Bean Technologies Corporation	478,450	43,964,770
Proto Labs, Inc. (a)	389,300	40,931,002
		98,146,786
Scientific Instruments: Control & Filter — 4.1%
ESCO Technologies, Inc.	785,875	52,677,201
Sun Hydraulics Corporation	1,025,175	47,680,889
		100,358,090
Scientific Instruments: Gauges & Meters — 2.8%
Mesa Laboratories, Inc. (b)	303,286	69,907,423

Technology — 29.6%
Computer Services Software & Systems — 22.7%
ACI Worldwide, Inc. (a)	1,765,765	58,040,696
Blackbaud, Inc.	661,925	52,775,280
BlackLine, Inc. (a)	769,525	35,644,398
Bottomline Technologies (de), Inc. (a)	1,288,210	64,526,439
Descartes Systems Group, Inc. (The) (a)	2,296,000	83,528,480
Five9, Inc. (a)	335,200	17,708,616
Mercury Systems, Inc. (a)	920,610	58,992,689
Paylocity Holding Corporation (a)	404,675	36,092,963
PROS Holdings, Inc. (a)	1,627,500	68,745,600
SPS Commerce, Inc. (a)	361,550	38,345,993
Tyler Technologies, Inc. (a)	192,825	39,413,430
		553,814,584
Electronic Components — 3.7%
NVE Corporation (b)	298,850	29,254,427
Rogers Corporation (a)	377,795	60,024,069
		89,278,496
Production Technology Equipment — 1.6%
Novanta, Inc. (a)	465,825	39,469,352

Telecommunications Equipment — 1.6%
Vocera Communications, Inc. (a)	1,267,255	40,083,276

Total Common Stocks (Cost $1,597,653,200)		$2,324,856,216

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.8%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 2.32% (c) (Cost $20,427,500)	20,427,500	$20,427,500

Total Investments at Value — 96.0% (Cost $1,618,080,700)		$2,345,283,716

Other Assets in Excess of Liabilities — 4.0%		96,957,243

Net Assets — 100.0%		$2,442,240,959

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of March 31, 2019.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2019 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Bright Horizons Family Solutions, Inc.	3.3%
HEICO Corporation - Class A	3.2%
Copart, Inc.	3.0%
Omnicell, Inc.	2.9%
CoStar Group, Inc.	2.8%
Pool Corporation	2.8%
Rollins, Inc.	2.8%
Fair Isaac Corporation	2.8%
Tyler Technologies, Inc.	2.6%
Mercury Systems, Inc.	2.5%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2019 (Unaudited)
COMMON STOCKS — 95.2%	Shares	Value
Consumer Discretionary — 10.9%
Educational Services — 3.3%
Bright Horizons Family Solutions, Inc. (a)	24,260	$3,083,689

Leisure Time — 4.8%
Pool Corporation	15,780	2,603,227
Vail Resorts, Inc.	8,495	1,845,963
		4,449,190
Recreational Vehicles & Boats — 1.0%
LCI Industries	12,725	977,534

Specialty Retail — 1.8%
SiteOne Landscape Supply, Inc. (a)	29,555	1,689,068

Consumer Staples — 3.4%
Beverage: Brewers and Distillers — 1.9%
MGP Ingredients, Inc.	22,890	1,765,963

Foods — 1.5%
Chefs' Warehouse, Inc. (The) (a)	44,475	1,380,949

Energy — 0.6%
Energy Equipment — 0.6%
Core Laboratories N.V.	8,585	591,764

Financial Services — 2.3%
Financial Data & Systems — 2.3%
Jack Henry & Associates, Inc.	15,505	2,151,164

Health Care — 19.7%
Biotechnology — 3.3%
Ligand Pharmaceuticals, Inc. (a)	12,620	1,586,460
Repligen Corporation (a)	25,840	1,526,627
		3,113,087
Health Care Services — 2.9%
Omnicell, Inc. (a)	33,400	2,700,056

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Health Care — 19.7% (Continued)
Medical and Dental Instruments & Supplies — 11.5%
Align Technology, Inc. (a)	4,420	$1,256,738
Bio-Techne Corporation	9,045	1,795,885
Cantel Medical Corporation	24,839	1,661,481
Neogen Corporation (a)	29,038	1,666,491
Teleflex, Inc.	7,230	2,184,617
West Pharmaceutical Services, Inc.	19,224	2,118,485
		10,683,697
Medical Equipment — 2.0%
IDEXX Laboratories, Inc. (a)	8,451	1,889,644

Materials & Processing — 6.6%
Building Materials — 5.0%
Simpson Manufacturing Company, Inc.	19,520	1,156,950
Trex Company, Inc. (a)	25,300	1,556,456
Watsco, Inc.	13,380	1,916,150
		4,629,556
Chemicals: Specialty — 1.6%
Balchem Corporation	16,150	1,498,720

Producer Durables — 26.2%
Aerospace — 4.4%
Axon Enterprise, Inc. (a)	20,350	1,107,243
HEICO Corporation - Class A	35,795	3,008,928
		4,116,171
Back Office Support, HR & Consulting — 7.4%
Copart, Inc. (a)	46,925	2,843,186
CoStar Group, Inc. (a)	5,645	2,632,941
WageWorks, Inc. (a)	38,770	1,463,955
		6,940,082
Engineering & Contracting Services — 1.6%
Exponent, Inc.	25,105	1,449,061

Environmental, Maintenance & Security Services — 3.9%
Healthcare Services Group, Inc.	31,495	1,039,020
Rollins, Inc.	62,175	2,587,724
		3,626,744

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Producer Durables — 26.2% (Continued)
Machinery: Industrial — 4.4%
Douglas Dynamics, Inc.	43,810	$1,667,847
EVI Industries, Inc.	28,115	1,072,025
John Bean Technologies Corporation	14,885	1,367,782
		4,107,654
Machinery: Specialty — 1.9%
Graco, Inc.	36,470	1,805,994

Railroad Equipment — 1.4%
Westinghouse Air Brake Technologies Corporation	17,875	1,317,745

Scientific Instruments: Electrical — 1.2%
A.O. Smith Corporation	20,865	1,112,522

Technology — 25.5%
Computer Services Software & Systems — 24.2%
ACI Worldwide, Inc. (a)	33,735	1,108,869
ANSYS, Inc. (a)	11,075	2,023,513
Blackbaud, Inc.	22,825	1,819,837
Bottomline Technologies (de), Inc. (a)	20,910	1,047,382
Descartes Systems Group, Inc. (The) (a)	55,575	2,021,819
Fair Isaac Corporation (a)	9,455	2,568,262
Gartner, Inc. (a)	12,485	1,893,725
Guidewire Software, Inc. (a)	23,410	2,274,516
Mercury Systems, Inc. (a)	36,830	2,360,066
Pluralsight, Inc. - Class A (a)	31,130	988,066
SPS Commerce, Inc. (a)	10,207	1,082,554
Tyler Technologies, Inc. (a)	11,859	2,423,980
Ultimate Software Group, Inc. (The) (a)	2,825	932,617
		22,545,206
Production Technology Equipment — 1.3%
Cognex Corporation	24,200	1,230,812

Total Investments at Value — 95.2% (Cost $73,554,356)		$88,856,072

Other Assets in Excess of Liabilities — 4.8%		4,487,679

Net Assets — 100.0%		$93,343,751

(a)	Non-income producing security.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2019 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At cost	$1,481,220,657	$73,554,356
At value (Note 2)	$2,162,081,730	$88,856,072
Affiliated investments, at value (Cost $136,860,043) (Note 5)	183,201,986	—
Cash	106,000,654	11,397,918
Receivable for capital shares sold	1,475,886	143,436
Dividends and interest receivable	657,682	23,660
Other assets	77,753	34,970
Total assets	2,453,495,691	100,456,056

LIABILITIES
Payable for capital shares redeemed	5,974,415	36,090
Payable for investment securities purchased	3,222,216	6,997,247
Payable to Adviser (Note 4)	1,629,121	21,330
Accrued distribution fees (Note 4)	143,638	347
Accrued Trustees fees (Note 4)	50,523	19,477
Payable to administrator (Note 4)	45,825	6,480
Other accrued expenses	188,994	31,334
Total liabilities	11,254,732	7,112,305

NET ASSETS	$2,442,240,959	$93,343,751

NET ASSETS CONSIST OF:
Paid-in capital	$1,712,754,180	$80,450,113
Accumulated earnings	729,486,779	12,893,638
NET ASSETS	$2,442,240,959	$93,343,751

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,590,942,138	$52,741,496
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	28,715,123	3,341,152
Net asset value, offering price and redemption price per share (Note 2)	$55.40	$15.79
INVESTORS CLASS
Net assets applicable to Investors Class	$851,298,821	$40,602,255
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,525,377	2,600,429
Net asset value, offering price and redemption price per share (Note 2)	$54.83	$15.61

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Six Months Ended March 31, 2019 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$4,041,167	$245,883
Dividend income from affiliated investments (Note 5)	1,561,367	—
Foreign withholding taxes on dividends	—	(1,074)
Interest	1,049,734	33,014
Total investment income	6,652,268	277,823

EXPENSES
Investment advisory fees (Note 4)	10,485,414	335,829
Distribution fees - Investors Class (Note 4)	1,065,456	39,221
Shareholder Servicing Fees (Note 4)
Institutional Class	457,808	22,510
Investors Class	213,097	7,844
Transfer agent fees (Note 4)	173,576	8,266
Trustees' fees and expenses (Note 4)	112,071	36,365
Professional fees	72,161	72,152
Fund accounting fees (Note 4)	96,170	31,067
Registration and filing fees	86,814	36,981
Custody and bank service fees	49,556	7,771
Postage and supplies	32,624	4,829
Insurance expense	14,456	449
Printing of shareholder reports	12,234	2,273
Administration fees (Note 4)	1,500	1,500
Federal tax	—	646
Other expenses	9,878	9,471
Total expenses	12,882,815	617,174
Fee reductions and expense reimbursements by the Adviser (Note 4)	(1,545,027)	(241,476)
Net expenses	11,337,788	375,698

NET INVESTMENT LOSS	(4,685,520)	(97,875)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from unaffiliated investments	17,631,856	(1,754,004)
Net realized gains from affiliated investments (Note 5)	245,923	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(239,653,459)	(3,907,916)
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(2,997,294)	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(224,772,974)	(5,661,920)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(229,458,494)	$(5,759,795)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
FROM OPERATIONS
Net investment loss	$(4,685,520)	$(8,839,243)
Net realized gains from investments	17,877,779	46,676,548
Net change in unrealized appreciation (depreciation) on investments	(242,650,753)	479,484,820
Net increase (decrease) in net assets resulting from operations	(229,458,494)	517,322,125

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(19,372,114)	(34,977,882)
Investors Class	(11,568,656)	(46,431,272)
Decrease in net assets from distributions to shareholders	(30,940,770)	(81,409,154)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	311,576,267	969,088,368
Reinvestment of distributions to shareholders	14,266,575	29,131,927
Payments for shares redeemed	(225,930,392)	(210,264,709)
Net increase in Institutional Class net assets from capital share transactions	99,912,450	787,955,586

Investors Class
Proceeds from shares sold	98,642,889	563,831,802
Reinvestment of distributions to shareholders	10,405,719	41,296,386
Payments for shares redeemed	(187,409,502)	(456,578,215)
Net increase (decrease) in Investors Class net assets from capital share transactions	(78,360,894)	148,549,973

TOTAL INCREASE (DECREASE) IN NET ASSETS	(238,847,708)	1,372,418,530

NET ASSETS
Beginning of period	2,681,088,667	1,308,670,137
End of period	$2,442,240,959	$2,681,088,667

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
FROM OPERATIONS
Net investment loss	$(97,875)	$(202,626)
Net realized gains (losses) from investments	(1,754,004)	474,489
Net change in unrealized appreciation (depreciation) on investments	(3,907,916)	12,552,919
Net increase (decrease) in net assets resulting from operations	(5,759,795)	12,824,782

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(443,237)	(77,425)
Investors Class	(303,304)	(12,840)
Decrease in net assets from distributions to shareholders	(746,541)	(90,265)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	26,377,307	20,247,411
Reinvestment of distributions to shareholders	424,824	72,483
Payments for shares redeemed	(15,956,081)	(5,296,864)
Net increase in Institutional Class net assets from capital share transactions	10,846,050	15,023,030

Investors Class
Proceeds from shares sold	19,010,016	34,928,909
Reinvestment of distributions to shareholders	265,006	9,636
Payments for shares redeemed	(14,161,102)	(3,846,629)
Net increase in Investors Class net assets from capital share transactions	5,113,920	31,091,916

TOTAL INCREASE IN NET ASSETS	9,453,634	58,849,463

NET ASSETS
Beginning of period	83,890,117	25,040,654
End of period	$93,343,751	$83,890,117

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$61.27		$50.29		$39.01		$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.15	)(b)	(0.19	)(b)	(0.12	)(b)	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	(5.01)		13.93		11.88		6.20		2.91	(1.44)
Total from investment operations	(5.16)		13.74		11.76		6.13		2.82	(1.45)

Less distributions from net realized gains	(0.71)		(2.76)		(0.48)		(0.67)		—	—

Net asset value at end of period	$55.40		$61.27		$50.29		$39.01		$33.55	$30.73

Total return (c)	(8.35	%)(d)	28.75%		30.43%		18.44%		9.18%	(4.51	%)(d)

Net assets at end of period (000,000's)	$1,591		$1,648		$607		$301		$155	$43

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.01	%(e)	0.99%		1.02%		1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90	%(e)	0.90%		0.90%		0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.33	%)(e)	(0.37%)		(0.28%)		(0.21%)		(0.25%)	(0.20	%)(e)
Portfolio turnover rate	11	%(d)	9%		24%		24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Net asset value at beginning of period	$60.70		$49.95		$38.83		$33.47		$30.72	$33.59

Income (loss) from investment operations:
Net investment loss	(0.21	)(a)	(0.30	)(a)	(0.20	)(a)	(0.14	)(a)	(0.13)	(0.22)
Net realized and unrealized gains (losses) on investments	(4.95)		13.81		11.80		6.17		2.88	(2.02)
Total from investment operations	(5.16)		13.51		11.60		6.03		2.75	(2.24)

Less distributions from net realized gains	(0.71)		(2.76)		(0.48)		(0.67)		—	(0.63)

Net asset value at end of period	$54.83		$60.70		$49.95		$38.83		$33.47	$30.72

Total return (b)	(8.43	%)(c)	28.47%		30.16%		18.18%		8.95%	(6.96%)

Net assets at end of period (000,000's)	$851		$1,033		$702		$520		$437	$618

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.28	%(d)	1.29%		1.34%		1.30%		1.30%	1.24%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%		1.10%		1.10%		1.10%	1.10%
Ratio of net investment loss to average net assets (e)	(0.53	%)(d)	(0.56%)		(0.48%)		(0.41%)		(0.37%)	(0.64%)
Portfolio turnover rate	11	%(c)	9%		24%		24%		12%	18%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$17.05		$12.80		$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.01	)(b)	(0.06	)(b)	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	(1.11)		4.35		2.86		1.36		(0.18)
Total from investment operations	(1.12)		4.29		2.81		1.30		(0.23)

Less distributions from net realized gains	(0.14)		(0.04)		—		—		—

Net asset value at end of period	$15.79		$17.05		$12.80		$9.99		$8.69

Total return (c)	(6.51	%)(d)	33.64%		28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000's)	$52,741		$45,210		$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.45	%(e)	1.62%		2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)(g)	0.85	%(e)	0.86%		0.96%		1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.15	%)(e)	(0.37%)		(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	23	%(d)	8%		24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$16.88		$12.71	$9.94	$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.03)		(0.09)	(0.08)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	(1.10)		4.30	2.85	1.34	0.01	(1.21)
Total from investment operations	(1.13)		4.21	2.77	1.27	(0.06)	(1.27)

Less distributions from net realized gains	(0.14)		(0.04)	—	—	—	—

Net asset value at end of period	$15.61		$16.88	$12.71	$9.94	$8.67	$8.73

Total return (c)	(6.63	%)(d)	33.25%	27.87%	14.65%	(0.69%)	(12.70	%)(d)

Net assets at end of period (000's)	$40,602		$38,680	$3,388	$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.72	%(e)	1.95%	3.04%	2.10%	2.25%	6.58	%(e)
Ratio of net expenses to average net assets (f)(g)	1.10	%(e)	1.10%	1.20%	1.35%	1.35%	1.35	%(e)
Ratio of net investment loss to average net assets (f)	(0.40	%)(e)	(0.62%)	(0.73%)	(0.85%)	(0.77%)	(0.89	%)(e)
Portfolio turnover rate	23	%(d)	8%	24%	21%	13%	10	%(d)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees, but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares, and require a $250,000 initial investment. Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares, and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2019.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2019:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,324,856,216	$—	$—	$2,324,856,216
Money Market Funds	20,427,500	—	—	20,427,500
Total	$2,345,283,716	$—	$—	$2,345,283,716

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$88,856,072	$—	$—	$88,856,072
Total	$88,856,072	$—	$—	$88,856,072

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. As of March 31, 2019, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the periods ended March 31, 2019 and September 30, 2018 was as follows:

Conestoga Small Cap Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
March 31, 2019	$16,431,969	$14,508,801	$30,940,770
September 30, 2018	$—	$81,409,154	$81,409,154

Conestoga SMid Cap Fund	Ordinary Income	Long-Term Capital Gain	Total
March 31, 2019	$159,476	$587,065	$746,541
September 30, 2018	$—	$90,265	$90,265

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2019:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,620,290,573	$74,063,670
Gross unrealized appreciation	$800,570,013	$18,715,506
Gross unrealized depreciation	(75,576,870)	(3,923,104)
Net unrealized appreciation	724,993,143	14,792,402
Accumulated capital and other gains (losses)	4,493,636	(1,898,764)
Accumulated earnings	$729,486,779	$12,893,638

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $263,990,968 and $251,580,610, respectively, for the Small Cap Fund and $32,577,041 and $18,011,247, respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2020. During the six months ended March 31, 2019, the Adviser reduced its fees from the Small Cap Fund by $440,942 and reimbursed other operating expenses of $1,104,085 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2019, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2019	September 30, 2020	March 31, 2021	Total
Small Cap Fund	$820,511	$2,711,892	$1,545,027	$5,077,430

During the six months ended March 31, 2019, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.85% (for the

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Institutional Class) of average daily net assets until at least January 31, 2020. During the six months ended March 31, 2019, the Adviser reduced its fees from the SMid Cap Fund by $188,358 and reimbursed other operating expenses of $53,118 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2019, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2019	September 30, 2020	March 31, 2021	Total
SMid Cap Fund	$128,069	$353,591	$241,476	$723,136

During the six months ended March 31, 2019, the Adviser did not recover any previous fee reductions and expense reimbursements from the SMid Cap Fund. Prior to January 31, 2018, the expense limitation for the SMid Cap Fund was 1.15% for Investors Class shares and 0.90% for Institutional Class shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (herein after defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the six months ended March 31, 2019, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $1,065,456 and $39,221, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.05% of the average daily net assets allocable to the Investors Class shares and 0.10% of the average daily net assets allocable to the Institutional Class shares. During the six months ended March 31, 2019, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $457,808 and $213,097, respectively, under the Shareholder Servicing Plan. During

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the six months ended March 31, 2019, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $22,510 and $7,844, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2019, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $10,000 (except that such fee is $15,000 for each of the Lead Independent Trustee and the Chairman of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees. From January 1, 2018 through December 31, 2018, the quarterly retainer was $5,750; a fee of $5,750 for each meeting attended in-person (except that such fee was $9,575 for each of the Lead Independent Trustee and Chairman of the Audit Committee); and 50% of such meeting fee for meetings attended telephonically.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2019, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	31%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	44%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	69%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	65%

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. As of March 31, 2019, the Small Cap Fund owns 5.53%, 5.93%, 7.84%, and 6.17% of the outstanding voting shares of Douglas Dynamics, Inc., LeMaitre Vascular, Inc., Mesa Laboratories, Inc., and NVE Corporation, respectively. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the six months ended March 31, 2019 appears below:

	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	NVE Corporation	Total
Percentage of Outstanding Voting Shares Owned	5.53%	5.93%	7.84%	6.17%
Shares at Beginning of Period	876,485	1,104,399	321,136	309,650
Shares Purchased During the Period	382,975	59,875	12,950	7,175
Shares Sold During the Period	—	—	(30,800)	(17,975)
Shares at End of Period	1,259,460	1,164,274	303,286	298,850
Market Value at Beginning of Period	$38,477,692	$42,784,417	$59,609,264	$32,785,742	$173,657,115
Cost of Purchases During the Period	16,067,642	1,661,267	2,554,620	660,009	20,943,538
Cost of Sales During the Period	—	—	(6,208,122)	(2,193,251)	(8,401,373)
Change in Unrealized Appreciation (Depreciation)	(6,597,692)	(8,353,190)	13,951,661	(1,998,073)	(2,997,294)
Market Value at End of Period	$47,947,642	$36,092,494	$69,907,423	$29,254,427	$183,201,986
Net Realized Gains (Losses) During the Period	$—	$—	$865,714	$(619,791)	$245,923
Dividend Income Earned During the Period	$671,934	$177,376	$100,732	$611,325	$1,561,367

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	5,843,107	$311,576,267	18,093,787	$969,088,368
Reinvested	273,411	14,266,575	599,299	29,131,927
Redeemed	(4,301,766)	(225,930,392)	(3,863,342)	(210,264,709)
Total	1,814,752	$99,912,450	14,829,744	$787,955,586

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	1,870,765	$98,642,889	10,756,703	$563,831,802
Reinvested	201,349	10,405,719	856,061	41,296,386
Redeemed	(3,563,478)	(187,409,502)	(8,644,725)	(456,578,215)
Total	(1,491,364)	$(78,360,894)	2,968,039	$148,549,973

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	1,752,886	$26,377,307	1,297,041	$20,247,411
Reinvested	29,018	424,824	5,405	72,483
Redeemed	(1,092,847)	(15,956,081)	(341,534)	(5,296,864)
Total	689,057	$10,846,050	960,912	$15,023,030

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	1,260,840	$19,010,016	2,269,826	$34,928,909
Reinvested	18,289	265,006	724	9,636
Redeemed	(969,804)	(14,161,102)	(245,981)	(3,846,629)
Total	309,325	$5,113,920	2,024,569	$31,091,916

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of March 31, 2019, the Small Cap Fund had 29.6% and 20.7% of the value of its net assets invested in stocks within the Technology and Producer Durables sectors, respectively. As of March 31, 2019, the SMid Cap Fund had 26.2% and 25.5% of the value of its net assets invested in stocks within the Producer Durables and Technology sectors, respectively. As of March 31, 2019, neither Fund had a concentration of more than 25% of the value of its net assets invested in stocks within a particular industry.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2018) and held until the end of the period (March 31, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$ 916.50	0.90%	$4.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	0.90%	$4.53
Investor Class
Based on Actual Fund Return	$1,000.00	$ 915.70	1.10%	$5.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

Conestoga SMid Cap Fund	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$ 934.90	0.85%	$4.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
Investor Class
Based on Actual Fund Return	$1,000.00	$ 933.70	1.10%	$5.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at https://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at https://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on November 15, 2018, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser on behalf of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” together with the Small Cap Fund, the “Funds,” each a “Fund”), respectively (the “Investment Advisory Agreements”) between each Fund and Conestoga Capital Advisors, LLC (“CCA” or the “Adviser”).

In evaluating the Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, the Adviser’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Investment Advisory Agreements.

The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals.

The Board reviewed information comparing the Small Cap Fund’s total returns for various periods ended September 30, 2018 (annualized for periods greater than one year) to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index (together, the “Small Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Small Cap Peer Group”). The Board noted that the returns of the Small Cap Fund (Investors Share Class) were in excess of the Small Cap Indices for the year-to-date, 1-year, 3-year, 5-year and 10-year periods. The Board also noted that the Small Cap Fund’s returns were above the Small Cap Peer Group average for the year-to-date, 1-year, 3-year, 5-year and 10-year periods.

The Board reviewed information comparing the SMid Cap Fund’s total returns for various periods ended September 30, 2018 (annualized for periods greater than one year) to the performance of: (1) the Russell 2500 Index and Russell 2500 Growth Index (together, the “SMid Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the SMID Growth Morningstar Institutional Category (the “SMid Cap Peer Group”). The Board noted that the returns of the SMid Cap Fund

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

(Investors Share Class) were in excess of the SMid Cap Indices for the year-to-date, 1-year and since-inception (January 21, 2014) periods. The Board also noted that the SMid Cap Fund’s returns were above the SMid Cap Peer Group average for the year-to-date, 1-year and 3-year periods.

Overall, the Board found the comparative investment performance results of the Small Cap Fund and the SMid Cap Fund to be satisfactory.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and advisory fees of the Small Cap Peer Group and SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was above, but generally in line with, the Small Cap Peer Group average and that the net expense ratios were below the Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was above, but generally in line with, the SMid Cap Peer Group average, and that the net expense ratios were below the SMid Cap Peer Group average. The Board noted the relatively small size of the SMid Cap Fund compared to the SMid Cap Peer Group average. The Board also considered CCA’s undertaking to continue to limit the Funds’ total operating expenses (with certain exclusions) until at least January 31, 2020 at current levels (including a five basis point reduction for the SMid Cap Fund that was effective January 31, 2018).

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to other clients, particularly when considering the added services that the Fund shareholders receive versus CCA’s collective investment trust and separately managed account clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale, and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Based on all of the above factors, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Small Cap Fund and SMid Cap Fund’s assets, and that CCA demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreements; (ii) the Small Cap Fund and SMid Cap Fund’s performance was satisfactory when compared to the performance of relevant market indices and to similar funds; (iii) the current profitability of the Small Cap Fund and SMid Cap Fund to CCA appeared reasonable; and (iv) the current fee structure for the Small Cap Fund reflects economies of scale and the SMid Cap Fund’s small asset size meant that material economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreements. The Board also concluded that the fees paid by the Small Cap Fund and SMid Cap Fund to CCA were reasonable and appropriate when compared to fees paid to CCA by other entities considering the varying levels of services provided to such other entities.

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Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Robert M. Mitchell, Treasurer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Michelle L. Czerpak, Vice President
Alida Bakker-Castorano, Vice President
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	June 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	June 3, 2019

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	June 3, 2019

*	Print the name and title of each signing officer under his or her signature.